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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement Form S-8 Nos. 033-63359, 333-64977, 333-66419 and 333-73188 of G&K Services, Inc. and
in the related Prospectus' of our reports dated August 9, 2002, with respect to the consolidated financial statements and schedule of G&K Services, Inc. included in this Form 10-K for the year ended June 29, 2002.



/s/Ernst & Young  LLP
Ernst & Young LLP

Minneapolis, Minnesota
September 23, 2002







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